UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2011

BIDZ.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51257	95-4728109
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification Number)

3562 Eastham Drive Culver City, California	90232
(Address of principal executive offices)	(Zip Code)

310-280-7373
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On August 15, 2011, Bidz.com, Inc. (“Bidz”) issued a press release regarding Bidz’ financial results for its quarter ended June 30, 2011.  A copy of Bidz’ press release is attached hereto as Exhibit 99.1.

Item 3.01.              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 12, 2011, Bidz received a letter from the NASDAQ Stock Market (“NASDAQ”) notifying the Company that the bid price per share for the Company’s common stock has closed below the $1.00 minimum bid price requirement for 30 consecutive trading days and that, as a result, the Company no longer meets The NASDAQ Capital Market’s minimum bid price requirement for continued listing set forth in Marketplace Rule 5550(a)(2).

Pursuant to Marketplace Rule 5810(c)(3)(A), the Company has 180 calendar days to regain compliance with the rule.  To regain compliance with the minimum bid price requirement, the closing bid price of the Company’s common stock must close above $1.00 for a minimum of ten consecutive trading days.

The 180-day compliance period relates exclusively to the Company’s bid price deficiency.  The Company may be delisted during the 180-day period for failure to maintain compliance with any other listing requirement which occurs during this period.  Currently the Company believes that it is not in breach of any other listing requirement.

If, within 180 calendar days, the Company cannot demonstrate compliance with Marketplace Rule 5550(a)(2), then the NASDAQ staff will determine whether or not the Company meets The NASDAQ Capital Market initial listing criteria set forth in NASDAQ Marketplace Rule 5550, except for the bid price requirement.

If the Company meets the initial listing criteria (with the exception of the bid price requirement) and provides written notice of its intention to cure the deficiency during the second compliance period (by reverse stock split, if necessary), the NASDAQ staff will notify the Company that it has been granted an additional 180 calendar day compliance period.

If the Company is not eligible for an additional 180-day compliance period, the NASDAQ staff will provide written notice that the Company’s securities will be delisted.  At that time, the Company may appeal the NASDAQ staff’s determination to delist its securities to a Listing Qualifications Panel.

The Company’s management and Board of Directors are considering various alternatives to address this issue.

This report and the exhibit furnished with it contain statements made by Bidz that are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including forward-looking statements about the Company’s estimated revenue, gross margins, earnings and tax rates.  All statements other than statements of historical facts contained in this Current Report on Form 8-K and  exhibit, including statements regarding the Company’s future financial position, business strategy and plans and objectives of management for future operations, are forward looking statements.  The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions, as they relate to the Company, are intended to identify forward looking statements.  Bidz based these forward-looking statements largely on current expectations and projections about future events and financial trends that Bidz believes may affect its financial condition, results of operations, business strategy and financial needs.  Risks and uncertainties include the growth of our business may depend on our ability to successfully introduce and expand new product offerings, including those on modnique.com; that the unavailability of debt financing to fund our operations could adversely affect our business; that repurchases of our common stock may not prove to be the best use of our cash resources; that we may be at risk to accurately report financial results or detect fraud if we fail to maintain an effective system of internal controls; that our branded inventory may be vulnerable to complaints or claims of infringement on intellectual property rights; that our common stock is subject to short selling and trading, and prices of our stock may be volatile; that we must continue to generate a high volume of visitor traffic to our website and convert those visitors into buyers; that we are subject to “prank” bidding; that we may face increasing costs to acquire new customers; that we anticipate expanding our international sales activities, causing our business to become increasingly susceptible to numerous risks that could affect our profitability; that we do not have a guaranteed supply of jewelry products, and we have a concentration of inventory purchases from our top two suppliers; that competition from online auctioneers and other online companies with greater brand recognition may adversely affect our sales; that we may be subject to a tax liability for past sales and our future sales may decrease if we are required to collect sales and use taxes on the products we sell; that increases in the cost of precious metals and precious and semi-precious stones would increase the cost of our jewelry products; that any failure of our auction and bidding systems hardware, which is located at a single third-party co-location facility, or any failure of our fulfillment and administrative hardware would adversely affect our business and results of operations; that failure to protect confidential information about our customers and our network against security breaches could damage our reputation; that our inventory is vulnerable to damage or loss caused by fire, flood, earthquakes, theft and similar events; that increases in credit card processing fees could increase our costs; that seasonal fluctuations in our net revenue could cause our quarterly results to fluctuate and cause our results of operations to be below expectations; that descriptions of our merchandise are not guarantees and may confuse, mislead or disappoint our customers; that we may unknowingly be involved in “conflict” diamond purchases; that we may be subject to regulations governing the conduct and liability of auctioneers, which could adversely affect the way in which we conduct our business or otherwise increase our cost of doing business; that we are subject to regulations relating to consumer privacy, which could increase the cost of our doing business;the ability to maintain profit levels while expanding international sales; the ability to detect fraud if we fail to maintain an effective system of internal controls; the ability to maintain our website, electronic data processing systems, and systems hardware; the ability to protect our intellectual property rights; and potential litigation and government enforcement actions.  All forward-looking statements are qualified in their entirety by reference to the factors described in Part I, Item 1A, “Risk Factors” in Bidz’ 2010 Annual Report on Form 10-K that could cause the actual results of Bidz to differ materially from those projected in such forward-looking statements.

All subsequent forward-looking statements, whether written or oral and whether made by or on behalf of Bidz, also are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and Bidz undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for Bidz to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description
99.1	Text of press release issued by Bidz, Inc. dated August 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2011	BIDZ.COM, INC.

	By:	/s/ Lawrence Kong
Lawrence Kong
Chief Financial Officer